UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 25, 2005


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

            Delaware                                           64-0740905
   (State or other jurisdiction                            (I. R. S. Employer
 of incorporation or organization)                         Identification No.)

      One Fashion Way, Baldwyn, MS                               38824
(Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement

On April 25, 2005, James A. Austin resigned as the Chief Operating Officer of Hancock Fabrics, Inc. (the "Company"). The three officers responsible for merchandising, marketing and store operations, who previously reported to Mr. Austin, now report to Jane F. Aggers, the Company's Chief Executive Officer.

In connection with such resignation, the Company and Mr. Austin entered into an agreement (the "Agreement"). Pursuant to the terms of the Agreement, which was effective as of April 25, 2005 (the "Effective Date"), Mr. Austin voluntarily resigned as the Company's Chief Operating Officer. Beginning on the Effective Date, Mr. Austin will be placed on paid separation leave of at least three, but no more than six, months, during which time he will receive his regular salary. During this period, the Company also will maintain his medical insurance, his unvested restricted stock will continue to vest, and his stock options otherwise exercisable will remain exercisable. The Company shall transfer to Mr. Austin title to the automobile previously supplied to him by the Company. Mr. Austin released the Company and its affiliates from any claims and waived all rights arising out of his employment with or resignation from the Company. The Agreement also contained certain confidentiality, non-competition and related other provisions for the benefit of the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

See Item 1.01 of this Current Report on Form 8-K for a description of the resignation of James A. Austin as the Company's Chief Operating Officer.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits:

      Exhibit
      Number         Description
      -----------    ---------------------------------------------------------

      99.1           Press release issued by Hancock Fabrics, Inc., dated
                     April 25, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HANCOCK FABRICS, INC.
                                    (Registrant)

                                    By: /s/ Bruce D. Smith
                                    ------------------------------------------
                                    Bruce D. Smith
                                    Senior Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



Date:    April 29, 2005

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Hancock Fabrics, Inc., dated
                 April 25, 2005

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Hancock Fabrics, Inc
Corporate Headquarters
One Fashion Way
Baldwyn, MS 38824

April 25, 2005

Released by:      Ellen Kennedy
                  (662) 365 6109


    HANCOCK FABRICS ANNOUNCES THE RESIGNATION OF ITS CHIEF OPERATING OFFICER

Hancock Fabrics, Inc. (NYSE symbol: HKF), today announced that James A. Austin has resigned as the Company's Executive Vice President and Chief Operating Officer. The three officers responsible for merchandising, marketing and store operations, who previously reported to Mr. Austin, will now report to Jane F. Aggers, Chief Executive Officer.

"We appreciate Jamie's contribution and service during his tenure with Hancock Fabrics and wish him success with his future endeavors," said Ms. Aggers.

Hancock Fabrics, Inc. is a specialty retailer of fabric and related home sewing and decorating accessories. The Company operates 447 retail fabric stores in 42 states and operates an internet store under the domain name, www.hancockfabrics.com.